CONCENTRATION OF RISK	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK
16.      CONCENTRATION OF RISK

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and short-term investments.

The Group maintains cash and cash equivalents with the Bank of China, Industrial and Commercial Bank of China, Bank of Communication, Nan-Yang commercial Bank and China Construction Bank in the PRC and Citibank, in the United States and Hong Kong.

Concentrations of credit risk with respect to accounts receivable are minimal because the Group has many different customers.  The Group also performs ongoing credit evaluations of its customers’ financial conditions and, as a result, does not require collateral for Accounts Receivable.

During 2014, the Group was dependent on two major suppliers ChongQing Industry Co., Ltd (NAGASE) and Momentive (Hexion /Bakelite AG)  for cast resin, which accounted for 1.33% (1.6% in 2013) and 0.32% (1.32% in 2013) of total purchases, respectively.  Additionally, the Group was dependent on one major supplier: Wuhan Steel Processing Co. Ltd., for silicon steel, which accounted for 26.02% (2013: 24.73%) of total purchases. The Group is also dependent on Hainan Xinlong Copper Co. Ltd., Foshan HuaHong Copper Co. Ltd.,  and Shanghai Congxin Electric Co. Ltd. for copper and aluminum, which accounted for 3.99% (2013: 5.71%) and 2.75% (2013: 0.26%) and 2.88% (2013: 2.18%) of total purchases, respectively.

A significant portion of our sales revenues is concentrated on one OEM, which is our largest customer.  Sales to our largest customer accounted for 7.3%, 10.5% and 12.7% for years 2014, 2013 and 2012, respectively.